Exhibit 99.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Arthur Zafiropoulo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•                  the Quarterly Report of Ultratech Stepper, Inc. on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                  the information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Ultratech Stepper, Inc.

By:	/s/ Arthur Zafiropoulo
Name: Arthur Zafiropoulo
Title: Chief Executive Officer

I, Bruce Wright, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•                  the Quarterly Report of Ultratech Stepper, Inc. on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                  the information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Ultratech Stepper, Inc.

By:	/s/ Bruce Wright
Name: Bruce Wright
Title: Chief Executive Officer